3rd Quarter FY 2025 Supplemental Information 1 Exhibit 99.2

$62.0B Net Sales +8.0% Growth +5.7% Comparable Sales +8.0% Adjusted Comparable Sales1 +5.2% Comparable Traffic +14.8% E-Comm Comparable Sales +15.7% Adjusted E-Comm Comparable Sales2 Q3 Highlights - Sales 1 - Excluding impacts from changes in gasoline prices and foreign exchange 2 - E-commerce Comparable Sales excluding impacts from FX 2 +0.4% Comparable Ticket +2.7% Adjusted Comparable Ticket1

Q3 Highlights – Sales - Segment Reporting 1 - Excluding impacts from changes in gasoline prices and foreign exchange Comp Sales US Canada Other International Total Company Sales +6.6% +2.9% +3.2% +5.7% Ticket +1.1% -1.3% -1.5% +0.4% Traffic +5.5% +4.3% +4.8% +5.2% 3 Adjusted Comp Sales1 US Canada Other International Total Company Sales +7.9% +7.8% +8.5% +8.0% Ticket +2.3% +3.4% +3.6% +2.7% Traffic +5.5% +4.3% +4.8% +5.2%

Q3 Highlights - Financial Performance Gross Margin 11.25% +41 bps vs. Q3 FY’24 +29 bps ex. gas impact SG&A 9.16% -20 bps vs. Q3 FY’24 -11 bps ex. gas impact Diluted EPS $4.28 +13.2% Growth Net Income $1.90B +13.2% Growth 4 1 – Excluding the impacts from changes in gasoline prices 2 – Related to the one-time vacation accrual impact from the new employee agreement effective March 2025 Reported Ex Gas1 Reported Ex Gas1 Core +36bps +27bps Ops -13bps -5bps Other Bus +30bps +27bps Central -2bps -1bps LIFO -23bps -23bps Equity Comp +1bp +1bp Other2 -2bps -2bps Preopening -1bp -1bp Total +41bps +29bps Other2 -5bps -5bps Core on Core Sales: +36bps Total -20bps -11bps + = Favorable/lower, - = Unfavorable/higher

+10.4% Membership Income Growth +11.4% Membership Income Growth ex-FX 90.2% Worldwide Membership Renewal Rate 92.7% US/CN Renewal Rate 79.6MM Paid Memberships +6.8% Growth 142.8MM Total Cardholders +6.6% Growth 37.6MM Executive Memberships 73.1% Penetration of Sales to Executive Members Q3 Highlights - Membership 5

+14.8% E-Comm Comparable Sales 1 - E-commerce Comparable Sales excluding impacts from FX +15.7% Adjusted E-Comm Comparable Sales1 Top Sales Categories: - Gold/Jewelry - Toys - HABA - Majors - Home Furnishings - Housewares - Small Electrics - Apparel Digital Metrics: - Site Traffic: +20% - Average Order Value: +3% - Costco Logistics Deliveries +31% Digital Enhancements: - Partnership with Affirm for flexible payments plans Q3 Highlights - Digital 6

Q4 FY’24 End FY’25 Q1 FY’25 Q2 FY’25 Q3 Rest of FY (Estimated) FY’25 End (Estimated) US 614 2 1 7 5 629 Canada 108 1 - - 1 110 Other International 168 3 - 1 3 175 Total 890 6 1 8 9 914 Q3 Highlights - Warehouse Expansion Highland, California: 3/8/25 7 Weatherford, Texas: 3/15/25

Q3 Highlights - New Member Values

KIRKLAND Signature

Lowering Everyday Low Prices



KS Organic EVOO 2L
From $24.99 to $18.39


Macadamia

KS Chocolate Macadamia Clusters
From $17.99 to $14.69


KIRKLAND
MIXED
NUT
BUTTER

KS Organic Mixed Nut Butter
From $8.69 to $7.59


BUTTER
BUTTER

KS Butter
$1 per sell unit reduction

New Items


KIRKLAND
MINI
MUFFIN
BITES
Chocolate Chip
20

KS Mini Muffin Bites


KIRKLAND
SMOKED PORK
BACK RIBS

KS Smoked Pork Ribs



KS Apple Berry Pie



KS Apparel

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Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public- health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 9